                                                                   EXHIBIT 10.14

                                                                  EXECUTION COPY
                                                                  --------------


                             AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT


                         Dated as of February 26, 1998

                                 Audible Inc.,

                The Purchasers of the Series D Preferred Stock
                          Named as Investors Herein,

                                      and

                      the Other Stockholders Named Herein

                               TABLE OF CONTENTS

ARTICLE 1 - DEFINITIONS...................................................   2
1.1  Definitions..........................................................   2

ARTICLE 2 - REGISTRATION RIGHTS...........................................   5
2.1  Demand Registration..................................................   5
2.2  Piggy-Back Registration..............................................  10
2.3  Reduction of Offering................................................  10

ARTICLE 3 - REGISTRATION PROCEDURES.......................................  11
3.1  Filings; Information.................................................  11
3.2  Registration Expenses................................................  15

ARTICLE 4 - INDEMNIFICATION AND CONTRIBUTION..............................  15
4.1  Indemnification by the Company.......................................  15
4.2  Indemnification by Selling Holders...................................  16
4.3  Conduct of Indemnification Proceedings...............................  17
4.4  Contribution.........................................................  18

ARTICLE 5 - OTHER REGISTRATION RIGHTS.....................................  19
5.1  Other Registration Rights............................................  19
5.2  Future Registration Rights...........................................  19
5.3  Exclusion of Registrable Shares......................................  19

ARTICLE 6 - MISCELLANEOUS.................................................  20
6.1  Participation in Underwritten Registrations..........................  20
6.2  Lock-up Agreement....................................................  20
6.3  Rule 144 and 144A....................................................  21
6.4  Suspension of Obligation to File.....................................  21
6.5  Amendment and Modification...........................................  21
6.6  Assignability of Rights..............................................  21
6.7  Binding Effect; Entire Agreement.....................................  22
6.8  Severability.........................................................  22
6.9  Notices..............................................................  22
6.10  Governing Law.......................................................  23
6.11 Headings.............................................................  23
6.12 Counterparts.........................................................  23
6.13 Further Assurances...................................................  23
6.14 Remedies.............................................................  23
6.15 Supersedes Prior Agreement...........................................  23
6.16 Pronouns.............................................................  24

                             AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT

     AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of February 26, 1998, by and among each of the persons that signs a signature page annexed hereto (collectively, the "Investors") and Audible Inc., a Delaware corporation (the "Company").

                             W I T N E S S E T H:
                             - - - - - --- - - -

     WHEREAS, certain of the Investors and the Company have entered into that certain Series D Preferred Stock Purchase Agreement, dated as of the date hereof (the "Stock Purchase Agreement"), whereby such Investors (the "Series D Holders") have purchased an aggregate of 1,350,000 shares (the "Series D Preferred Shares") of Series D Preferred Stock, par value $.01 per share (the "Series D Preferred Stock") of the Company;

     WHEREAS, the Company desires to grant the Series D Holders registration rights with respect to the shares of Common Stock into which the Series D Preferred Shares are convertible;

     WHEREAS, the Company and certain of the Investors have previously entered into that certain Amended and Registration Rights Agreement dated as of March 31, 1997 (the "Prior Agreement") pursuant to which a certain Investor (the "Series A Holder") who holds shares of the Series A Convertible Preferred Stock, par value $.01 per share, of the Company (the "Series A Preferred Stock"); certain Investors (the "Series B Holders") who hold shares or warrants to purchase shares of the Series B Preferred Stock, par value $.01 per share, of the Company (the "Series B Preferred Stock"); and certain Investors (the "Series C Holders") who hold shares or warrants to purchase shares of the Series C Convertible Preferred Stock, par value $.01 per share, of the Company (the "Series C Preferred Stock"); were granted registration rights by the Company;

     WHEREAS, in connection with the execution of the Stock Purchase Agreement, the Series A Holder, the Series B Holders, the Series C Holders, the Series D Holders and the Company wish to amend and restate the Prior Agreement to consolidate the registration rights of the Series A Holder, the Series B Holders and the Series C Holders with those of the Series D Holders and make certain other changes thereto;

     WHEREAS, the Company anticipates that, subsequent to the date hereof, it will issue a warrant or warrants that permit the holder thereof to purchase up to an aggregate of 25,000 shares of Series D Preferred Stock (the "Series D Warrants");

     WHEREAS, upon execution of the Series D Warrants, the holder of shares of Series D Preferred Stock is to be permitted to execute a signature addendum hereto providing such holder with the registration rights set forth herein; and

     WHEREAS, the Company currently expects to issue the Series D Warrant to Silicon Valley Bank (the "Bank") as part of, and in connection with, certain bank financing to be provided by the Bank.

     NOW, THEREFORE, in consideration of the premises and mutual covenants and conditions contained herein and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto amend and restate the Prior Agreement in its entirety as follows:

                                   ARTICLE 1
                                   ---------
                                  DEFINITIONS


     SECTION 1.1    Definitions. All terms not defined herein or below shall
                    -----------
have the meaning set forth in the Stock Purchase Agreement.

     "Affiliate" shall have the meaning set forth in Rule 405 promulgated under the Securities Act of 1933, as amended.

     "Commission" shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

     "Common Stock" shall have the meaning set forth in the preamble of this Agreement.

     "Common Stock Warrants" shall mean the warrants, held by the Series C Holders, to purchase up to 450,000 shares of the Common Stock of the Company.

     "Company" shall have the meaning set forth in the preamble of this Agreement.

     "Controlling Persons" shall have the meaning set forth in Section 4.1 hereof.

     "Damages" shall have the meaning set forth in Section 4.1 hereof.

     "Demand Registration" shall mean a Series A Demand Registration, Series B Demand Registration, Series C Demand Registration or Series D Demand Registration, without distinction, except as the context otherwise requires.

     "Holder" shall mean any person who now holds or shall hereafter acquire and hold Registrable Securities.

     "Indemnified Party" shall have the meaning set forth in Section 4.3 hereof.

     "Indemnifying Party" shall have the meaning set forth in Section 4.3 hereof.

     "Inspectors" shall have the meaning set forth in Section 3.1(h) hereof.

     "Investors" shall have the meaning set forth in the preamble of this Agreement.

     "NASD" shall mean the National Association of Securities Dealers, Inc.

     "Notices" shall have the meaning set forth in Section 6.8 hereof.

     "Piggy-Back Registration" shall have the meaning set forth in Section 2.2 hereof.

     "Records" shall have the meaning set forth in Section 3.1(h) hereof.

     "Registrable Securities" shall mean the Series A Registrable Securities, the Series B Registrable Securities, the Series C and Warrant Registrable Securities and the Series D Registrable Securities, without distinction, except as the context otherwise requires.

     "Registration Expenses" shall have the meaning set forth in Section 3.2 hereof.

     "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Selling Holder" shall mean an Investor who is selling Registrable Securities pursuant to a registration statement under the Securities Act.

     "Series A Demand Registration" shall have the meaning set forth in Section 2.1(a) hereof.

     "Series A Preferred Stock" shall have the meaning set forth in the preamble of this Agreement.

     "Series A Registrable Securities" shall mean the shares of Common Stock into which the Series A Preferred Stock are convertible and any additional shares of Common Stock acquired by a Holder by way of a dividend, stock split or other distribution in respect of the Series A Preferred Stock or the Common Stock issued upon conversion of the Series A Preferred Stock.

     "Series B Demand Registration" shall have the meaning set forth in Section 2.1(b) hereof.

     "Series B Preferred Stock" shall have the meaning set forth in the preamble of this Agreement.

     "Series B Registrable Securities" shall mean the shares of Common Stock into which the Series B Preferred Stock are convertible and any additional shares of Common Stock acquired by a Holder by way of a dividend, stock split or other distribution in respect of the Series B Preferred Stock or the Common Stock issued upon conversion of the Series B Preferred Stock.

     "Series C and Warrant Demand Registration" shall have the meaning set forth in Section 2.1(c) hereof.

     "Series C Preferred Stock" shall have the meaning set forth in the preamble of this Agreement.

     "Series C and Warrant Registrable Securities" shall mean the shares of Common Stock into which the Series C Preferred Stock are convertible and any additional shares of Common Stock acquired by a Holder by way of (i) a dividend, stock split or other distribution in respect of the Series C Preferred Stock,
(ii) a dividend, stock split or other distribution in respect of the Common Stock issued upon conversion of the Series C Preferred Stock, (iii) on exercise of its Common Stock Warrants, (iv) a dividend, stock split or other distribution in respect of the Common Stock Warrants and (v) a dividend, stock split or other distribution in respect of the Common Stock issued upon exercise of the Common Stock Warrants.

     "Series D Demand Registration" shall have the meaning set forth in Section 2.1(d) hereof.

     "Series D Preferred Stock" shall have the meaning set forth in the preamble of this Agreement.

     "Series D Registrable Securities" shall mean the shares of Common Stock into which the Series D Preferred Stock are convertible and any additional shares of Common Stock acquired by a Holder by way of (i) a dividend, stock split or other distribution in respect of the Series D Preferred Stock; (ii) a dividend, stock split or other distribution in respect of or the Common Stock issued upon conversion of the Series D Preferred Stock and, (iii) a dividend, stock split or other distribution in respect of the Series D Warrants.

     "Stockholders' Agreement" shall mean that certain Amended and Restated Stockholders' Agreement, dated as of the date hereof, by and among the Company, the Investors and certain stockholders of the Company.

     "Stock Purchase Agreement" shall have the meaning set forth in the preamble of this Agreement.

     "Underwriter" shall mean a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer's market-making activities.

     "Withdrawal Election" shall have the meaning set forth in Section 2.3(b) hereof.

                                   ARTICLE 2
                                   ---------
                              REGISTRATION RIGHTS

          SECTION 2.1  Demand Registration.
                       -------------------

          (a) Request for Registration by Holders of Series A Registrable
              -----------------------------------------------------------
Securities. At any time and from time to time after March 31, 2000, Holders of
----------
at least two-thirds (2/3) in interest of the Series A Registrable Securities (for this purpose, treating the Series A Preferred Stock as if it had been converted into Common Stock) may make written requests on the Company for the registration of the Series A Registrable Shares having an anticipated aggregate offering price (net of discounts and commissions) of at least $5,000,000 under the Securities Act. Subject to the penultimate sentence of Section 2.1(e), the Company shall have no obligation to file more than two (2) registration statements under the Securities Act with respect to such requests; provided,
                                                                   --------
however, that if the Series A Registrable Securities may be registered on Form
-------
S-3 (or any successor form with similar "short form" disclosure requirements), the Holders of Series A Registrable Securities shall have unlimited rights to request registration of their shares on Form S-3 (or such successor form), provided, however, that each such registration of Series A Registrable
--------  -------
Securities have an anticipated aggregate offering price (net of discounts and commissions) of at least $500,000. Each such request described in the preceding two sentences shall be hereinafter referred to as a "Series A Demand Registration." Any Series A Demand Registration will specify the number of shares of Series A Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof. The Company shall give written notice of such registration request within ten (10) days after the receipt thereof to all other Holders of Series A Registrable Securities and shall use its best efforts to effect the Series A Demand Registration within thirty (30) days after the giving of such written notice. Within 20 days after receipt of such notice by any such Holder, such Holder may request in writing that Series A Registrable Securities be included in such registration and the Company shall include in the registration statement for such Series A Demand Registration the Series A Registrable Securities of all Holders requested to be so included. Each such request by such other Holders shall specify the number of shares of Series A Registrable Securities proposed to be sold and the intended method of disposition thereof.

     Whenever the Company shall effect a Series A Demand Registration pursuant to this Section 2.1(a) in connection with an underwritten offering of Series A Registrable Securities, no securities other than the Series A Registrable Securities requested to be included shall be included among the securities covered by such registration unless (i) the managing Underwriter or Underwriters of such offering shall have advised the Holder of Series A Registrable Securities to be covered by such registration in writing that the inclusion of other securities would not adversely affect such offering, in which case, securities to be issued by the Company or securities held by other stockholders of the Company may be included or (ii) all Holders of Series A Registrable Securities to be covered by such registration shall have consented in writing to the inclusion of securities to be issued by the Company or securities held by other stockholders of the Company. Whenever the Company shall effect a Series A Demand Registration pursuant to this Section 2.1(a) other than in connection with an underwritten offering of Series A Registrable Securities, no securities held by stockholders of the Company other than Holders of Series A Registrable Securities may be covered by such registration unless all Holders of Series A Registrable Securities to be covered by such registration shall have consented thereto in writing.

     (b)  Request for Registration by Holders of Series B Registrable
          -----------------------------------------------------------
Securities. At any time and from time to time after March 31, 2000, Holders of
----------
at least two-thirds (2/3) in interest of the Series B Registrable Securities (for this purpose, treating the Series B Preferred stock as if it had been converted into Common Stock) may make written requests on the Company for the registration of the Series B Registrable Shares having an anticipated aggregate offering price (net of discounts and commissions) of at least $5,000,000 under the Securities Act. Subject to the penultimate sentence of Section 2.1(e), the Company shall have no obligation to file more than two (2) registration statements under the Securities Act with respect to such requests; provided,
                                                                   --------
however, that if the Series B Registrable Securities may be registered on Form
-------
S-3 (or any successor form with similar "short form" disclosure requirements), the Holders of Series B Registrable Securities shall have unlimited rights to request registration of their shares on Form S-3 (or such successor form), provided, however, that each such registration of Series B Registrable
--------  -------
Securities have an anticipated aggregate offering price (net of discounts and commissions) of at least $500,000. Each such request described in the preceding two sentences shall be hereinafter referred to as a "Series B Demand Registration." Any Series B Demand Registration will specify the number of shares of Series B Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof. The Company shall give written notice of such registration request within ten (10) days after the receipt thereof to all other Holders of Series B Registrable Securities and shall use its best efforts to effect the Series B Demand Registration within thirty (30) days after the giving of such written notice. Within 20 days after receipt of such notice by any such Holder, such Holder may request in writing that Series B Registrable Securities be included in such registration and the Company shall include in the registration statement for such Series B Demand Registration the Series B Registrable Securities of all Holders requested to be so included. Each such request by such other Holders shall specify the number of shares of Series B Registrable Securities proposed to be sold and the intended method of disposition thereof.

     Whenever the Company shall effect a Series B Demand Registration pursuant to this Section 2.1(b) in connection with an underwritten offering of Series B Registrable Securities, no securities other than the Series B Registrable Securities requested to be included shall be included among the securities covered by such registration unless (i) the managing Underwriter or Underwriters of such offering shall have advised the Holder of Series B Registrable Securities to be covered by such registration in writing that the inclusion of other securities would not adversely affect such offering, in which case, securities to be issued by the Company or securities held by other stockholders of the Company may be included or (ii) all Holders of Series B Registrable Securities to be covered by such registration shall have consented in writing to the inclusion of securities to be issued by the Company or securities held by other stockholders of the Company. Whenever the Company shall effect a Series B Demand Registration pursuant to this Section 2.1(b) other than in connection with an underwritten offering of Series B Registrable Securities, no securities held by stockholders of the Company other than Holders of Series B Registrable Securities may be covered by such registration unless all Holders of Series B Registrable Securities to be covered by such registration shall have consented thereto in writing.

     (c)  Request for Registration by Holders of Series C and Warrant
          -----------------------------------------------------------
Registrable Securities. At any time and from time to time after March 31, 2000,
----------------------
Holders of a majority in interest of the Series C and Warrant Registrable Securities (for this purpose, treating the Series C Preferred Stock as if it had been converted into Common Stock) may make written requests on the Company for the registration of the Series C and Warrant Registrable Shares having an anticipated aggregate offering price (net of discounts and commissions) of at least $5,000,000 under the Securities Act. Subject to the penultimate sentence of Section 2.1(e), the Company shall have no obligation to file more than two
(2) registration statements under the Securities Act with respect to such requests; provided, however, that if the Series C and Warrant Registrable
          --------  -------
Securities may be registered on Form S-3 (or any successor form with similar "short form" disclosure requirements), the Holders of Series C and Warrant Registrable Securities shall have unlimited rights to request registration of their shares on Form S-3 (or such successor form), provided, however, that each
                                                   --------  -------
such registration of Series C and Warrant Registrable Securities have an anticipated aggregate offering price (net of discounts and commissions) of at least $500,000. Each such request described in the preceding two sentences shall be hereinafter referred to as a "Series C and Warrant Demand Registration." Any Series C and Warrant Demand Registration will specify the number of shares of Series C and Warrant Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof. The Company shall give written notice of such registration request within ten (10) days after the receipt thereof to all other Holders of Registrable Securities and shall use its best efforts to effect the Series C and Warrant Demand Registration within thirty (30) days after the giving of such written notice. Within 20 days after receipt of such notice by any such Holder, such Holder may request in writing that some or all of its

Series C and Warrant Registrable Securities be included in such registration and the Company shall include in the registration statement for such Series C and Warrant Demand Registration the Series C and Warrant Registrable Securities of all Holders requested to be so included. Each such request by such other Holders shall specify the number of shares of Series C and Warrant Registrable Securities proposed to be sold and the intended method of disposition thereof.

     Whenever the Company shall effect a Series C and Warrant Demand Registration pursuant to this Section 2.1(c) in connection with an underwritten offering of Series C and Warrant Registrable Securities, no securities other than the Series C and Warrant Registrable Securities requested to be included shall be included among the securities covered by such registration unless (i) the managing Underwriter or Underwriters of such offering shall have advised the Holder of Series C and Warrant Registrable Securities to be covered by such registration in writing that the inclusion of other securities would not adversely affect such offering, in which case, securities to be issued by the Company or securities held by other stockholders of the Company may be included or (ii) all Holders of Series C and Warrant Registrable Securities to be covered by such registration shall have consented in writing to the inclusion of securities to be issued by the Company or securities held by other stockholders of the Company. Whenever the Company shall effect a Series C and Warrant Demand Registration pursuant to this Section 2.1(c) other than in connection with an underwritten offering of Series C and Warrant Registrable Securities, no securities held by stockholders of the Company other than Holders of Series C and Warrant Registrable Securities may be covered by such registration unless all Holders of Series C and Warrant Registrable Securities to be covered by such registration shall have consented thereto in writing.

     (d) Request for Registration by Holders of Series D Registrable Securities.
              -----------------------------------------------------------
Securities. At any time and from time to time after the first to occur of (i)
----------
the first underwritten public offering of the Company's Common Stock or (ii) March 31, 2000, Holders of no less than 40% of the Series D Registrable Securities (for this purpose, treating the Series D Preferred Stock as if it had been converted into Common Stock) may make written requests on the Company for the registration of the Series D Registrable Shares having an anticipated aggregate offering price (net of discounts and commissions) of at least $5,000,000 under the Securities Act. Subject to the penultimate sentence of
Section 2.1(e), the Company shall have no obligation to file more than two (2) registration statements under the Securities Act with respect to such requests; provided, however, that if the Series D Registrable Securities may be registered
--------  -------
on Form S-3 (or any successor form with similar "short form" disclosure requirements), the Holders of Series D Registrable Securities shall have unlimited rights to request registration of their shares on Form S-3 (or such successor form); provided, however, that each such registration of Series D
                 --------  -------
Registrable Securities have an anticipated aggregate offering price (net of discounts and commissions) of at least $500,000. Notwithstanding anything to the contrary contained in the preceding sentence, if 12 months following the first underwritten public offering of the Company's Common Stock the Company is ineligible to register its Common Stock on Form S-3, the number of registration statements that the holders of Series D Registrable Securities will be entitled to require of the Company under the second sentence of this Section 2.1(d) shall be increased from two to three. Each such request described in the preceding three sentences shall be hereinafter referred to as a "Series D Demand Registration." Any Series D Demand Registration will specify the number of shares of Series D Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof. The Company shall give written notice of such registration request within ten (10) days after the receipt thereof to all other Holders of Registrable Securities and shall use its best efforts to effect the Series D Demand Registration within thirty (30) days after the giving of such written notice. Within 20 days after receipt of such notice by any such Holder, such Holder may request in writing that some or all of its Series D Registrable Securities be included in such registration and the Company shall include in the registration statement for such Series D Demand Registration the Series D Registrable Securities of all Holders requested to be so included. Each such request by such other Holders shall specify the number of shares of Series D Registrable Securities proposed to be sold and the intended method of disposition thereof.

          Whenever the Company shall effect a Series D Demand Registration pursuant to this Section 2.1(d) in connection with an underwritten offering of Series D Registrable Securities, no securities other than the Series D Registrable Securities requested to be included shall be included among the securities covered by such registration unless (i) the managing Underwriter or Underwriters of such offering shall have advised the Holder of Series D Registrable Securities to be covered by such registration in writing that the inclusion of other securities would not adversely affect such offering, in which case, securities to be issued by the Company or securities held by other stockholders of the Company may be included or (ii) all Holders of Series D Registrable Securities to be covered by such registration shall have consented in writing to the inclusion of securities to be issued by the Company or securities held by other stockholders of the Company. Whenever the Company shall effect a Series D Demand Registration pursuant to this Section 2.1(d) other than in connection with an underwritten offering of Series D Registrable Securities, no securities held by stockholders of the Company other than Holders of Series D Registrable Securities may be covered by such registration unless all Holders of Series D Registrable Securities to be covered by such registration shall have consented thereto in writing.

          (e) Effective Registration.  A registration will not be deemed to have
              ----------------------
been effected as a Demand Registration unless it has been declared effective by the Commission and the Company has complied in all material respects with its obligations under this Agreement with respect thereto; provided, however, that
                                                       --------  -------
if, after it has become effective, the offering of shares of Common Stock pursuant to such registration is or becomes the subject of any stop order, injunction or other order or requirement of the Commission or any other governmental or administrative agency, or if any court prevents or otherwise limits the sale of the shares of Common Stock pursuant to the registration at any time within one hundred eighty (180) days after the effective date of the registration statement, such registration will be deemed not to have been effected. If (i) a registration requested pursuant to this Section 2.1 is deemed not to have been effected or (ii) the registration requested pursuant to this Section 2.1 does not remain effective for a period of at least one hundred eighty (180) days beyond the effective date thereof or, with respect to an underwritten offering of Registrable Securities, until ninety (90) days after the commencement of the distribution by the Holders of the Registrable Securities included in such registration statement, then the Company shall continue to be obligated to effect such registration pursuant to this Section
2.1. The Holders of Registrable Securities shall be permitted to withdraw all or any part of the Registrable Securities from a Demand Registration at any time prior to the effective date of such Demand Registration.

          (f) Selection of Underwriter. If the Selling Holders so elect, the
              ------------------------
offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. The Selling Holders owning at least two-thirds (2/3) of Registrable Securities to be sold shall select one or more nationally recognized firms of investment bankers reasonably acceptable to the Company to act as the lead managing Underwriter or Underwriters in connection with such offering and shall select any additional investment bankers and managers to be used in connection with the offering.

          SECTION 2.2  Piggy-Back Registration.  If at any time the Company
                       -----------------------
proposes to file a registration statement under the Securities Act with respect to an offering by the Company for its own account or for the account of any of its respective security holders (other than a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the Commission) or a Demand Registration pursuant to Section 2.1), then the Company shall give prompt written notice of such proposed filing to the Holders of Registrable Securities as soon as practicable (but in no event less than 20 days before the anticipated filing date), and such notice shall offer such Holders the opportunity to register such number of Registrable Securities as each such Holder may request (which request shall specify the Registrable Securities intended to be disposed of by such Holder and the intended method of distribution thereof) (a "Piggy-Back Registration"). The Company shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company or any other security holder included therein and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution thereof. Except as set forth in Section 2.3(b), any Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any registration statement pursuant to this Section 2.2 by giving written notice to the Company of its request to withdraw, provided, however, that in the event of such withdrawal,
                     --------  -------
such Holder shall be responsible for all fees and expenses (including fees and expenses of counsel) incurred by such Holder prior to such withdrawal except as set forth in Section 2.3(b). The Company may withdraw a Piggy-Back Registration at any time prior to the time it becomes effective.

          No registration effected under this Section 2.2, and no failure to effect a registration under this Section 2.2, shall relieve the Company of its obligation to effect a registration upon the request of Holders pursuant to
Section 2.1, and no failure to effect a registration under this Section 2.2 and to complete the sale of Registrable Securities in connection therewith shall relieve the Company of any other obligation under this Agreement (including, without limitation, the Company's obligations under Sections 3.2 and 4.1).

          SECTION 2.3  Reduction of Offering.
                       ---------------------

          (a) Piggy-Back Registration.  Notwithstanding anything to the contrary
              -----------------------
contained herein, if the managing Underwriter or Underwriters of any underwritten offering described in Section 2.2 have informed, in writing, the Holders of the Registrable Securities requesting inclusion in such offering that it is their opinion that the total number of shares which the Company, Holders of Registrable Securities and any other Persons desiring to participate in such registration intend to include in such offering is such as to materially and adversely affect the success of such offering, then the number of shares to be offered shall be reduced or limited in the following order of priority: (x) first, the securities proposed by the Company to be sold for its own account;
-----
(y) second, the number of shares to be offered by all other holders of
    ------
securities of the Company other than the Holders of Registrable Securities or other holders who have registration rights to the extent necessary to reduce the total number of shares as recommended by such managing Underwriters; and (z) third, if further reduction or limitation is required, the number of shares to
-----
be offered for the account of the Holders shall be reduced or limited on a pro
                                                                           ---
rata basis in proportion to the relative number of Registrable Securities of the
----
Holders participating in such registration; provided, however, that the
                                            --------  -------
reduction for the account of the Holders shall not result in the number of shares of the Holders included in the offering to be less than 25% of the total number of shares offered.

          (b) Withdrawal Election.  If, as a result of the proration provisions
              -------------------
of this Section 2.3, any Holder shall not be entitled to include at least 50% of the Registrable Securities in a Piggy-Back Registration that such Holder has requested to be included, such Holder may elect to withdraw his, her or its request to include Registrable Securities in such registration (a "Withdrawal Election") without incurring any liability for his, her or its fees and expenses; provided, however, that a Withdrawal Election shall be irrevocable
          --------  -------
and, after making a Withdrawal Election, a Holder shall no longer have any right to include Registrable Securities in the Piggy-Back Registration as to which such Withdrawal Election was made.

                                  ARTICLE 3.
                                  ----------
                            REGISTRATION PROCEDURES

          SECTION 3.1  Filings; Information.  Whenever the Company is required
                       --------------------
to effect or cause the registration of Registrable Securities pursuant to
Section 2.1, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable, and in connection with any such request:

          (a) Registration Statements.  The Company will prepare and file with
              -----------------------
the Commission a registration statement (which, in the case of an underwritten public offering, shall be on Form S-3 (unless the Company does not qualify for use of Form S-3 in a registration involving only a secondary offering as provided in the General Instructions to Form S-3 in such registration, in which case such registration statement shall be a Form S-1) or other form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities and use best efforts to cause such registration statement to become and remain effective until the completion of the distribution; provided, however, that the Company shall be required to keep
                  --------  -------
any registration statement effective at least ninety (90) days.

          (b) Amendments and Supplements.  The Company will prepare and file
              --------------------------
with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in Section 3.1(a) and as to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement in accordance with the intended method of disposition set forth in such registration statement for such period.

          (c) Copies For Review.  The Company will, as far in advance as
              -----------------
practical, prior to filing a registration statement or prospectus or any amendment or supplement thereto, furnish copies of such registration statement as proposed to be filed, together with exhibits thereto, to (i) each Selling Holder, (ii) not more than one counsel representing all Selling Holders, to be selected by a majority-in-interest of such Selling Holders, and (iii) each Underwriter, if any, of the Registrable Securities covered by such registration statement, which documents will be subject to review and approval by the foregoing within five (5) days after delivery, and thereafter as far in advance as practical, furnish to such Selling Holders, counsel and Underwriters, if any, for their review and comment such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents or information as such Selling Holders, counsel or Underwriters may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Selling Holders.

          (d) Stop Orders.  After the filing of the registration statement, the
              -----------
Company will promptly notify each Selling Holder of Registrable Securities covered by such registration statement of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

          (e) Blue Sky.  The Company will use its best efforts to (i) register
              --------
or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States as any Selling Holder reasonably (in light of such Selling Holder's intended plan of distribution) requests, and
(ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities in the United States as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable such Selling Holder to consummate the disposition of the Registrable Securities owned by such Selling Holder; provided, however, that the Company
                                         --------  -------
will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (e),
(B) subject itself to taxation in any jurisdiction where it would not be subject to taxation but for actions taken pursuant to this Section 3.1 or (C) consent to general service of process in any such jurisdiction.

          (f) Certain Events.  The Company will immediately notify each Selling
              --------------
Holder of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the Holders of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly make available to each Selling Holder any such supplement or amendment.

          (g) Agreements.  The Company and the Selling Holders will enter into
              ----------
customary agreements including, if applicable, an underwriting agreement in customary form and which is reasonably satisfactory to the Company (which shall not require the Selling Holder to indemnify the underwriter with respect to misstatements or omissions in the registration statement other than such misstatements or omissions in written material supplied by such Selling Holder expressly for inclusion in the registration statement) and, if requested by the underwriter(s), an agreement appointing one or more (but not more than three) Persons approved by a majority in interest of the Holders whose Registrable Securities are to be included in the registration, to act as attorney-in-fact for the Holder and as escrow agent for the Registrable Securities to be included in the offering in customary form. The Company and the Selling Holders will also take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities; and the Selling Holders may, at their option, require that any or all of the representations, warranties and covenants of the Company made to or for the benefit of such Underwriters also be made to and for the benefit of such Selling Holders.

          (h) Due Diligence.  The Company will make available to each Selling
              -------------
Holder (and their counsel) and each Underwriter, if any, subject to restrictions imposed by the United States federal government or any agency or instrumentality thereof, copies of all correspondence between the Commission and the Company, its counsel or auditors and will also make available for inspection by any Selling Holder, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained to represent any such Selling Holder or Underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers and employees to supply all information reasonably requested by any Inspectors in connection with such registration statement. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless
(i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such registration statement or (ii) the disclosure or release of such Records is requested or required pursuant to oral questions, interrogatories, requests for information or documents or a subpoena or other order from a court of competent jurisdiction or other process; provided, however, that prior to any disclosure or release
         --------  -------
pursuant to clause (ii), the Inspectors shall provide the Company with prompt notice of any such request or requirement so that the Company may seek an appropriate protective order or waive such Inspectors' obligation not to disclose such Records; and, provided further, however, that if failing the entry
                            ----------------  -------
of a protective order or the waiver by the Company permitting the disclosure or release of such Records, the Inspectors, upon advice of counsel, are compelled to disclose such Records, the Inspectors may disclose that portion of the Records which counsel has advised the Inspectors that the Inspectors are compelled to disclose. Each Selling Holder of such Registrable Securities agrees that information obtained by it solely as a result of such inspections (not including any information obtained from a third party who, insofar as is known to the Selling Holder after reasonable inquiry, is not prohibited from providing such information by a contractual, legal or fiduciary obligation to the Company) shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company or its Affiliates unless and until such information is made generally available to the public. Each Selling Holder of such Registrable Securities further agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

          (i) Sales Efforts.  In connection with an underwritten offering, the
              -------------
Company will participate, to the extent reasonably requested by the managing Underwriter for the offering or the Selling Holders, in customary efforts to sell the securities under the offering, including, without limitation, participating in "road shows"; provided, however, that the Company shall not be
                               --------  -------
obligated to participate in more than one such offering in any 12-month period.

          The Company may require each Selling Holder to promptly furnish in writing to the Company such information regarding the distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration including, without limitation, all such information as may be requested by the Commission or the NASD. The Company may exclude from such registration any Holder who fails to provide such information.

          Each Selling Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.1(f) hereof, such Selling Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Selling Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3.1(f) hereof, and, if so directed by the Company, such Selling Holder will deliver to the Company all copies, other than permanent file copies then in such Selling Holder's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. In the event the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective (including the period referred to in Section 3.1(a) hereof) by the number of days during the period from and including the date of the giving of notice pursuant to Section 3.1(f) hereof to the date when the Company shall make available to the Selling Holders of Registrable Securities covered by such registration statement a prospectus supplemented or amended to conform with the requirements of Section 3.1(f) hereof.

          SECTION 3.2  Registration Expenses.  In connection with the Demand
                       ---------------------
Registrations pursuant to Section 2.1 hereof and any Piggy-Back Registrations under Section 2.2 hereof, the Company shall pay the following registration expenses incurred in connection with the registration thereunder (the "Registration Expenses"): (i) all registration and filing fees, (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) processing, duplicating and printing expenses, (iv) the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (v) the fees and expenses incurred in connection with the listing of the Registrable Securities, (vi) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters requested but not the cost of any audit other than a year end audit), (vii) the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, (viii) reasonable fees and expenses of one firm of counsel for the Holders to be selected by the Holders of at least 66 2/3% of the Registrable Securities to be included in such registration voting as a single class and (ix) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities. The Company shall have no obligation to pay any other underwriting fees, discounts or commissions attributable to the sale of Registrable Securities, or the cost of any special audit required, such costs to be borne by the Holder or Holders making the request.

                                  ARTICLE 4.
                                  ----------

                       INDEMNIFICATION AND CONTRIBUTION

          SECTION 4.1  Indemnification by the Company. The Company shall, to the
                       ------------------------------
full extent permitted by law, indemnify and hold harmless each Selling Holder, its Affiliates, partners, officers, directors, employees and agents, and each Person, if any, who controls or is under common control with such Selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, together with the partners, officers, directors, employees and agents of such controlling Person (collectively, the "Controlling Persons"), from and against any loss, claim, damage, liability, reasonable attorneys' fees, cost or expense and costs and expenses of investigating and defending any such claim, joint or several, and any action in respect thereof (collectively, the "Damages") to which such Selling Holder, its partners, officers, directors, employees and agents, and any such Controlling Person may become subject under the Securities Act or otherwise, insofar as such Damages (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities or any amendment or supplement thereto, or arises out of, or are based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or any violation by the Company of any federal or state securities laws or any rule or regulation thereof, except insofar as the same are based upon information furnished in writing to the Company by a Selling Holder expressly for use therein, and shall reimburse each Selling Holder, its Affiliates, partners, officers, directors, employees and agents, and each such Controlling Person for any legal and other expenses reasonably incurred by that Selling Holder, its Affiliates, its partners, officers, directors, employees and agents, or any such Controlling Person in investigating or defending or preparing to defend against any such Damages or proceedings; provided, however,
                                                             --------  -------
that the Company shall not be liable to any Selling Holder to the extent that any such Damages (or action or proceeding in respect thereof) arise out of or are based upon an untrue statement or omission made in any preliminary prospectus if (i) such Selling Holder failed to send or deliver a copy of the final prospectus with or prior to the delivery of written confirmation of the sale by such Selling Holder to the Person asserting the claim from which such Damages arise, and (ii) the final prospectus would have corrected such untrue statement or such omission; provided, further, however, that the Company shall
                            --------  -------  -------
not be liable to any Selling Holder in any such case to the extent that any such Damages arise out of or are based upon an untrue statement or omission in any prospectus if (x) such untrue statement or omission is corrected in an amendment or supplement to such prospectus, and (y) having previously been furnished by or on behalf of the Company with copies of such prospectus as so amended or supplemented, such Selling Holder thereafter fails to deliver such prospectus as so amended or supplemented prior to or concurrently with the sale of a Registrable Security to the Person asserting the claim from which such Damages arise. The Company also agrees to indemnify any Underwriters of the Registrable Securities, their officers and directors and each Person who controls such Underwriters on substantially the same basis as that of the indemnification of the Selling Holders provided in this Section 4.1.

          SECTION 4.2  Indemnification by Selling Holders.  Each Selling Holder
                       ----------------------------------
shall, to the full extent permitted by law, severally but not jointly, indemnify and hold harmless the Company, its officers, directors, employees and agents and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, together with the partners, officers, directors, employees and agents of such controlling Person, to the same extent as the foregoing indemnity from the Company to such Selling Holder, but only to the extent the Company's or such Person's Damages are attributable to the information related to such Selling Holder, or its plan of distribution, furnished in writing by such Selling Holder or on such Selling Holder's behalf expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus and the aggregate amount which may be recovered from any Selling Holder of Registrable Securities pursuant to the indemnification provided for in this Section 4.2 in connection with any registration and sale of Registrable Securities shall be limited to the net proceeds received by such Selling Holder from the sale of such Registrable Securities. In case any action or proceeding shall be brought against the Company or its officers, directors, employees or agents or any such controlling Person or its officers, directors, employees or agents, in respect of which indemnity may be sought against such Selling Holder, such Selling Holder shall have the rights and duties given to the Company, and the Company or its officers, directors, employees or agents, or such controlling Person, or its officers, directors, employees or agents, shall have the rights and duties given to such Selling Holder under the preceding paragraph. Each Selling Holder also agrees to indemnify and hold harmless any Underwriters of the Registrable Securities, their officers and directors and each Person who controls such Underwriters on substantially the same basis as that of the indemnification such Selling Holder provides to the Company provided in this Section 4.2; provided
                                                                     --------
that the aggregate recovery that the Company and any Underwriters can recover
----
from a Selling Holder pursuant to this Section 4.2 cannot exceed the net proceeds received by such Selling Holder from the sale of such Registrable Securities. The Company shall be entitled to receive indemnities from Underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above, with respect to information so furnished in writing by such Persons specifically for inclusion in any prospectus or registration statement; provided, however, that if the Company does not receive such indemnities, the Company will not be relieved of its duties and obligations hereunder.

          SECTION 4.3  Conduct of Indemnification Proceedings.  Promptly after
                       --------------------------------------
receipt by any person in respect of which indemnity may be sought pursuant to
Section 4.1 or 4.2 (an "Indemnified Party") of notice of any claim or the commencement of any action, the Indemnified Party shall, if a claim in respect thereof is to be made against the Person against whom such indemnity may be sought (an "Indemnifying Party"), notify the Indemnifying Party in writing of the claim or the commencement of such action; provided, however, that the
                                              --------  -------
failure to notify the Indemnifying Party shall not relieve it from any liability which it may have to an Indemnified Party otherwise than under Section 4.1 or
4.2 and except to the extent of any actual prejudice resulting therefrom. If any such claim or action shall be brought against an Indemnified Party, and it shall notify the Indemnifying Party thereof, the Indemnifying Party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified Indemnifying Party, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Indemnified Party
                                   --------  -------
shall have the right to employ separate counsel to represent the Indemnified Party and its controlling Persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, but the fees and expenses of such counsel shall be for the account of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) in the reasonable judgment of the Company and such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest between them, it being understood, however, that the Indemnifying Party shall not, in connection with any one such claim or action or separate but substantially similar or related claims or actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all Indemnified Parties, or for fees and expenses that are not reasonable. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding. Whether or not the defense of any claim or action is assumed by the Indemnifying Party, such Indemnifying Party will not be subject to any liability for any settlement made without its consent, which consent will not be unreasonably withheld.

          SECTION 4.4  Contribution.  If the indemnification provided for in
                       ------------
this Article 4 is unavailable to the Indemnified Parties in respect of any Damages referred to herein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Damages (i) as between the Company and the Selling Holders on the one hand and the Underwriters on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Holders on the one hand and the Underwriters on the other from the offering of the Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company and the Selling Holders on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Damages, as well as any other relevant equitable considerations, and (ii) as between the Company on the one hand and each Selling Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each Selling Holder in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Holders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Holders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of the Company and the Selling Holders on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Holders or by the Underwriters. The relative fault of the Company on the one hand and of each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation (even if the Underwriters were treated as one entity for
--- ----
such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the Damages referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.4, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Selling Holder were offered to the public (less underwriting discounts and commissions) exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Each Selling Holder's obligations to contribute pursuant to this Section 4.4 is several in the proportion that the proceeds of the offering received by such Selling Holder bears to the total proceeds of the offering received by all the Selling Holders and not joint.


                                  ARTICLE 5.
                                  ----------
                           OTHER REGISTRATION RIGHTS


          SECTION 5.1  Other Registration Rights.  The Company represents and
                       -------------------------
warrants to the Holders that there is not in effect on the date hereof any agreement by the Company pursuant to which any holders of securities of the Company have a right to cause the Company to register or qualify such securities under the Securities Act or any securities or blue sky laws of any jurisdiction that would conflict in any material respect with any provision of this Agreement.


          SECTION 5.2  Future Registration Rights.  The Company shall not in the
                       --------------------------
future grant to any owner or purchaser of shares of capital stock of the Company registration rights (whether demand or incidental) unless (a) such registration rights are made subordinate to the rights granted hereunder so that each Holder shall have priority to participate in any piggy-back registration with respect to such other shares of capital stock of the Company and (b) if the offering by the Holders is underwritten, such owner or purchaser agrees not to sell any shares of capital stock of the Company during the period commencing ten (10) days prior to any such underwritten offering and ending one hundred eighty (180) days following any such underwritten offering (or for such shorter period of time as is sufficient and appropriate, in the opinion of the managing Underwriter).


          SECTION 5.3  Exclusion of Registrable Shares.  As to any particular
                       -------------------------------
Registrable Securities, once issued such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities has been declared effective by the Commission and such securities have been disposed of pursuant to such effective registration statement, (ii) they shall have been distributed to the public pursuant to the provisions of Rule 144 or (iii) they shall have ceased to be outstanding.



                                   ARTICLE 6
                                   ---------
                                 MISCELLANEOUS


          SECTION 6.1  Participation in Underwritten Registrations.  No Holder
                       -------------------------------------------
of Registrable Securities shall be required to make any representations or warranties to or agreements with the Company or the Underwriters other than representations, warranties or agreements regarding such Holder and its ownership of the securities being registered on its behalf and such Holder's intended method of distribution and any other representation required by law.
No Person may participate in any underwritten registration hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements, and

(b) completes and executes all customary questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and these registration rights.

          SECTION 6.2  Lock-up Agreement. The Holder agrees in connection with
                       -----------------
any registration of the Company's securities, upon the request of the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, pledge, grant any option for the purchase of or otherwise dispose of any Registrable Securities without the prior written consent of the Company or such underwriters, as the case may be, during the seven (7) days prior to and during the 180-day period beginning on the effective date of such registration, as the Company or the underwriters may specify; provided, however, that if the Company delays the effective date of any
--------  -------
registration statement by more than 14 days, the Investors shall not be precluded from selling Registrable Shares during the seven-day period immediately preceding the effective date of such registration statement; and provided further (i) each member of the Company's Board of Directors and management and each of the Company's stockholders holding two percent (2%) or more of the Company's outstanding capital stock enter into a similar agreement and (ii) that if any such member of the Company's Board of Directors, the Company's management or a 2% stockholder is released in whole or in part from such lock-up prior to its expiration, the Company will notify each Investor of such release and each Investor will be released pro-rata with the released parties. This provision shall apply whether or not any Registrable Securities of the Holder are included in the offering. This provision shall apply to the Company's initial public offering and registrations of the Company's securities with an effective date on or before the first anniversary of the effective date of the Company's initial public offering, and shall be of no further force or effect if the Holder no longer has the right to have Registrable Securities included in any registration pursuant to this Agreement.

          SECTION 6.3  Rule 144 and 144A.  The Company covenants that it will
                       -----------------
file any reports required to be filed by it under the Securities Act and the Securities Exchange Act of 1934, as amended and that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 or Rule 144A under the Securities Act, as such Rules may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

          SECTION 6.4  Suspension of Obligation to File.  Notwithstanding the
                       --------------------------------
provisions of Section 3.1(a), the Company's obligations to file a registration statement, or cause such registration statement to become and remain effective, shall be suspended for the minimally necessary period, not to exceed one hundred twenty (120) days, if there exists at the time material non-public information relating to the Company that, in the reasonable opinion of the Company's counsel, should not be disclosed. The Company's rights under this Section 6.4 may not be invoked more than once during any single 365-day period.

          SECTION 6.5  Amendment and Modification.  This Agreement may be
                       --------------------------
amended, modified and supplemented, and any of the provisions contained herein may be waived, only by a written instrument signed by (i) Holders of at least a majority in interest of the Series A Registrable Securities, (ii) Holders of at least a majority in interest of the Series B Registrable Securities, (iii) Holders of at least a majority in interest of the Series C and Warrant Registrable Securities and (iv) Holders of at least a majority in interest of the Series D Registrable Securities (for this purpose, treating the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock as if they had been converted into Common Stock). Notwithstanding anything to the contrary contained in the preceding sentence, a signature addendum to this Agreement permitting the holder or holders of shares of Series D Preferred Stock issued upon exercise of the Series D Warrants shall not be deemed an amendment to this Agreement. No course of dealing between or among any Persons having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any Person under or by reason of this Agreement.

          SECTION 6.6  Assignability of Rights. An Investor may assign in whole
                       -----------------------
or in part their rights and obligations pursuant to this Agreement to one or more persons, provided that such person acquires at least 20% of the Registrable Shares originally issued to such Investor. Upon such assignment, the Investors shall have no further obligations with respect to the portions of their respective rights and obligations that have been assigned. Any such assignee shall execute an agreement assuming and agreeing to be bound by this Agreement, insofar as it relates to the rights and obligations assigned. Notwithstanding anything to the contrary contained elsewhere in this Section 6.6, an Investor shall be permitted to assign in whole or in part its rights or obligations pursuant to this Agreement to any entity under common control with such Investor or that is a direct or indirect wholly-owned subsidiary of such Investor or such Investor's parent without obtaining the prior consent of the Company or other Investors, and such assignments shall not be subject to the 20% requirement specified in the first sentence hereof.

          SECTION 6.7  Binding Effect; Entire Agreement.  This Agreement and all
                       --------------------------------
of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and executors, administrators and heirs. This Agreement amends, restates and sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them, including, without limitation, (i) Section 7 of the Series A Preferred Stock Purchase Agreement, dated as of December 11, 1995, by and between the Company and the Series A Holder and (ii) the Prior Agreement.

          SECTION 6.8  Severability.  In the event that any provision of this
                       ------------
Agreement or the application of any provision hereof is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall not be affected except to the extent necessary to delete such illegal, invalid or unenforceable provision unless that provision held invalid shall substantially impair the benefits of the remaining portions of this Agreement.

          SECTION 6.9  Notices.   All notices, demands, requests, consents or
                       -------
approvals (collectively, the "Notices") required or permitted to be given hereunder or which are given with respect to this Agreement shall be in writing and shall be personally served or mailed, registered or certified, return receipt requested, postage prepaid (or by a substantially similar method), or delivered by a reputable overnight courier service with charges prepaid, or transmitted by hand delivery, telegram, telex or facsimile, addressed as set forth below, or such other address as such party shall have specified most recently by written notice:


          (a)  If to the Company:

                    Audible Inc.
                    65 Willowbrook Boulevard
                    Wayne, New Jersey 07470
                    Attention: Donald Katz
                    Telephone: (201) 890-4070
                    Telecopy: (201) 890-2442


          with copies (which shall not constitute notice) to:


                    Piper & Marbury L.L.P.
                    1200 Nineteenth St., N.W.
                    Washington, DC 20036
                    Attention: Nancy A. Spangler, Esq.
                    Telephone: (202) 861-6314
                    Telecopy: (202) 223-2085

          (b) If to a Holder, at the most current address, and with a copy to be sent to each additional address, given by such Holder to the Company in writing to the addresses listed for such Holder on the signature pages to this Agreement.

Notice shall be deemed given or delivered on the date of service or transmission if personally served or transmitted by telegram, telex or facsimile. Notice otherwise sent as provided herein shall be deemed given or delivered on the third business day following the date mailed or on the next business day following delivery of such notice to a reputable overnight courier service.

          SECTION 6.10  Governing Law.  This agreement shall be governed by and
                        -------------
construed in accordance with the internal law of the State of New York, without giving effect to principles of conflicts of law.

          SECTION 6.11  Headings.  The headings in this Agreement are for
                        --------
convenience of reference only and shall not constitute a part of this Agreement, nor shall they affect their meaning, construction or effect.

          SECTION 6.12  Counterparts.  This Agreement may be executed in any
                        ------------
number of counterparts, each of which shall be deemed to be an original instrument and all of which together shall constitute one and the same instrument.

          SECTION 6.13  Further Assurances.  Each party shall cooperate and take
                        ------------------
such action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

          SECTION 6.14  Remedies.  In the event of a breach or a threatened
                        --------
breach by any party to this Agreement of its obligations under this Agreement, any party injured or to be injured by such breach will be entitled to specific performance of its rights under this Agreement or to injunctive relief, in addition to being entitled to exercise all rights provided in this Agreement and granted by law. The parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties that the remedy at law, inducing monetary damages, for breach of any such provision will be inadequate compensation for any loss and that any defense or objection in any action for specific performance or injunctive relief that a remedy at law would be adequate is waived.

          SECTION 6.15  Supersedes Prior Agreement   This Agreement amends,
                        --------------------------
restates and supersedes in their entirety all of the terms and conditions set forth in the Prior Agreement, and upon execution of this Agreement, the Prior Agreement shall be of no further force or effect.

          SECTION 6.16  Pronouns.  Whenever the context may require, any
                        --------
pronouns used herein shall be deemed also to include the corresponding neuter, masculine or feminine forms.


                       (Signatures on following pages.)

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                              COMPANY:
                              --------


                              AUDIBLE INC.

                              By:/s/ Donald Katz
                                 ------------------------------------
                                    Name: Doanld Katz
                                    Title: President
                                    65 Willowbrook Boulevard
                                    Wayne, NJ  07470

                              INVESTORS:
                              ----------

                              CPQ HOLDINGS, INC.

                              By:  /s/ Robert W. Stearns
                                 ------------------------------------
                              Name:   Robert W. Stearns
                              Title:  Senior Vice President
                              Address:   20555 SH 249
                                         Houston, Texas  77070

                              HAMBRECHT & QUIST, CALIFORNIA

                              By: /s/ Lisa Lewis
                                 ------------------------------------
                              Name:   Lisa Lewis
                              Title:  Controller
                              Attorney-in-fact
                              Address:   One Bush Street
                                         San Francisco, CA 94104

                              VENTURE FUND I, L.P.


                              By: /s/ Brad Burnham
                                 -------------------------
                                    Name: Brad Burnham
                                    Title: General Partner
                                    295 North Maple Avenue
                                    Basking Ridge, NJ  07920

                              AT&T VENTURE FUND II, L.P.

                              By: /s/ Brad Burnham
                                 ------------------------------------
                                    Name: Brad Burnham
                                    Title: General Partner
                                    295 North Maple Avenue
                                    Basking Ridge, NJ  07920

                              THOMSON U.S. INC.



                              By: /s/ James R. Schurr
                                 ------------------------------------
                                    Name:   James R. Schurr
                                    Title:  Vice President
                                    Two Mill Road, P.O. Box 4679
                                    Wilmington, DE 19807

                              INTEL CORPORATION


                              By: /s/ Arvind Sodhani
                                 ------------------------------------
                                    Name: Arvind Sodhani
                                    Title: Vice President and Treasurer
                                    2200 Mission College Boulevard
                                    Santa Clara, CA  95952-8119

                              APA EXCELSIOR IV, L.P.

                              By:   APA EXCELSIOR IV PARTNERS, L.P.
                                    Its General Partner

                              By:   PATRICOF & CO. MANAGERS
                                    INC., its General Partner

                              By: /s/ Alan Patricof
                                 ------------------------------------
                                    Name: Alan Patricof
                                    Title: Co. Chairman
                                    445 Park Avenue, 11th Fl.
                                    New York, New York  10022

                              APA EXCELSIOR IV/OFFSHORE, L.P.

                              By:   PATRICOF & CO. VENTURES, INC., its
                                    Investment Advisor

                              By: /s/ Alan Patricof
                                 ------------------------------------
                                    Name: Alan Patricof
                                    Title: Co. Chairman
                                    445 Park Avenue, 11th Fl.
                                    New York, New York  10022

                              PATRICOF PRIVATE INVESTMENT
                               CLUB, L.P.

                              By: APA EXCELSIOR IV PARTNERS, L.P.,
                                   its General Partner

                              By:   PATRICOF & CO. MANAGERS, INC.,
                                    its General Partner

                              By: /s/ Alan Patricof
                                 ------------------------------------
                                    Name: Alan Patricof
                                    Title: Co. Chairman
                                    445 Park Avenue, 11th Fl.
                                    New York, New York  10022

                              KLEINER PERKINS CAUFIELD & BYERS VIII

                              By:   PCB VIII ASSOCIATES,
                                    its General Partner

                              By: /s/ Kevin R. Compton
                                 ------------------------------------
                                    Name: Kevin R. Compton
                                    Title: General Partner
                                    2750 Sand Hill Road
                                    Menlo Park, CA  94025

                              KPCB INFORMATION SCIENCES ZAIBATSU
                               FUND II

                              By:   KPCB VII ASSOCIATES, its General
                                    Partner

                              By: /s/ Kevin R. Compton
                                 -----------------------------------
                                    Name: Kevin R. Compton
                                    Title: General Partner
                                    2750 Sand Hill Road
                                    Menlo Park, CA  94025

                              KPCB VIII FOUNDERS FUND


                              By:   KPCB VIII Associates
                              Its:  General Partner


                              By: /s/ Kevin R. Compton
                                 -----------------------------------
                                    Name: Kevin R. Compton
                                    Title: General Partner
                                    2750 Sand Hill Road
                                    Menlo Park, CA  94025

                              IRONWOOD CAPITAL L.L.C.

                              By: /s/ Tim Mott
                                 -----------------------------------
                                    Name:
                                    Title:
                                    2241 Lundy Avenue
                                    San Jose, CA  95131


                              __________________________
                              Bingham Gordon
                              Address:  ________________
                              __________________________

                              __________________________
                              Winthrop Knowlton
                              Address:


                              COMDISCO, INC.

                              By:_______________________
                                    Name:
                                    Title:


                              IMPERIAL BANK, INC.

                              By:_______________________
                                    Name:
                                    Title:

                              /s/ Dan Rimer
                              --------------------------
                              Dan Rimer
                              Address:_____________________________
                                    _______________________________

                              /s/ Kip Sheeline
                              -------------------------------------
                              Kip Sheeline
                              Address:_____________________________
                                    _______________________________

                              /s/ Zach Hulsey
                              -------------------------------------
                              Zach Hulsey
                              Address: 950 Vista Road
                                      -----------------------------
                                 Hillsborough, CA 94010
                              -------------------------------------

                              /s/ Jammie Carroon
                              -------------------------------------
                              Jammie Carroon
                              Address: 3674 1st Street
                                      -----------------------------
                                         SF CA 94110
                                    -------------------------------

                              /s/ Rob A. Keller
                              -------------------------------------
                              Rob Keller
                              Address: 3543 Washington Street
                                      -----------------------------
                                         SF, CA 94418
                                    -------------------------------